                               SECOND AMENDMENT

     SECOND AMENDMENT, dated as of December 31, 1998 (this "Second Amendment"),
                                                            ----------------
to the Credit and Guarantee Agreement, dated as of June 26, 1997 (the "Credit
                                                                       ------
Agreement"), among Bush Industries, Inc., a Delaware corporation (the
---------
"Company"), each Foreign Subsidiary Borrower (as defined in the Credit
 -------
Agreement), (together with the Company, the "Borrowers"), Mellon Bank, N.A., as
                                             ---------
co-agent, the several banks and other financial institutions from time to time parties thereto (the "Lenders") and The Chase Manhattan Bank, as administrative
                      -------
agent for the Lenders (in such capacity, the "Administrative Agent"), as amended
                                              --------------------
by a First Amendment, dated as of August 17, 1998, among the Borrowers, Mellon Bank, N.A., the Lenders and the Administrative Agent.


                             W I T N E S S E T H:
                             -------------------

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and

     WHEREAS, the Borrowers have requested, and, upon this Second Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Second Amendment;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I.   Defined Terms.  Terms defined in the Credit Agreement and used herein
          -------------
shall have the meanings given to them in the Credit Agreement.

     II.  Amendments to Credit Agreement.
          ------------------------------

     1.   Amendments to Section 5.  Subsection 5.4(a) of the Credit Agreement is
          -----------------------
hereby amended by deleting the last sentence therein and substituting in lieu thereof the following:

     Each such payment shall be made to the Issuing Lender at its address for notices specified herein in the currency in which the applicable Letter of Credit is denominated and in immediately available funds.

     2.   Amendments to Section 10.  (a) Subsection 10.1 of the Credit
          ------------------------
Agreement is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following:

          10.1  Consolidated Cash Flow Coverage Ratio.  Permit the Consolidated
                -------------------------------------
     Cash Flow Coverage Ratio for any period of an aggregate of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                                                Consolidated
                                                Cash Flow
          Consolidated Fiscal Quarter           Coverage Ratio
          ---------------------------           --------------
          October 3, 1998 through               4.00 to 1.00
            and including January 2, 1999

          January 3, 1999 through               3.75 to 1.00
            and including April 3, 1999

          April 4, 1999 through                 3.25 to 1.00
            and including October 2, 1999

          October 3, 1999 through               3.50 to 1.00
            and including January 1, 2000

          January 2, 2000 and thereafter        4.00 to 1.00

     (b) Subsection 10.2 of the Credit Agreement is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following:

          10.2  Consolidated Leverage Ratio.  Permit the Consolidated Leverage
                ---------------------------
     Ratio as at the last day of any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

                                                Consolidated
          Consolidated Fiscal Quarter           Leverage Ratio
          ---------------------------           --------------
          October 3, 1998 through               4.00 to 1.00
            and including October 2, 1999

          October 3, 1999 through               3.50 to 1.00
            and including September 30, 2000

          October 1, 2000 and thereafter        3.00 to 1.00

     3.   Amendment to Annex I.  Annex I of the Credit Agreement is hereby
          --------------------
amended by deleting said Annex in its entirety and substituting in lieu thereof a new Annex I in the form of Annex I to this Second Amendment.

     4.   Amendment to Schedule III.  Section (f) of Schedule III of the Credit
          -------------------------
Agreement is hereby amended by deleting the references "2.2", "4.2", "6.4" and "6.5" therein and substituting in lieu thereof the references "4.3" and "6.8".

     III. Conditions to Effectiveness.  This Second Amendment shall become
          ---------------------------
effective on the date (the "Amendment Effective Date") on which (a) the Company,
                            ------------------------
the Foreign Subsidiary Borrowers and the Lenders shall have executed and delivered to the Administrative Agent this Second Amendment, (b) the Administrative Agent shall have received, for the account of each Lender, a fee in the amount of.125% of the aggregate amount of the Revolving Credit Commitments of the Lenders, (c) the

Administrative Agent shall have received a certified copy of resolutions of the Board of Directors of the Company authorizing this Second Amendment and (d) the Administrative Agent shall have received a satisfactory written legal opinion of counsel to the Company covering such matters with respect to this Second Amendment as the Administrative Agent shall reasonably request.

     IV.  Representations and Warranties.  The representations and warranties
          ------------------------------
made by the Borrowers in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Second Amendment, as if made on and as of the Amendment Effective Date.

     V.   Payment of Expenses.  The Company agrees to pay or reimburse the
          -------------------
Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     VI.  No Other Amendments; Confirmation.  Except as expressly amended,
          ---------------------------------
modified and supplemented hereby, the provisions of the Credit Agreement and the Notes are and shall remain in full force and effect.

     VII. Governing Law; Counterparts.  (a) This Second Amendment and the rights
          ---------------------------
and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

     (b) This Second Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Second Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent. This Second Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                        BUSH INDUSTRIES, INC.

                                        By: /s/
                                           ---------------------------
                                        Title:


                                        ROHR-BUSH GMBH & CO.,
                                        as a Foreign Subsidiary Borrower

                                        By: /s/
                                           ---------------------------
                                        Title:


                                        BUSHVIOTECHNIK GESELLSCHAFT FUR
                                        OBERFLACHENTECHNIK MBH,
                                        as a Foreign Subsidiary Borrower

                                        By: /s/
                                           ---------------------------
                                        Title:


                                        THE CHASE MANHATTAN BANK,
                                        as Administrative Agent
                                        and a Lender

                                        By: /s/
                                           ---------------------------
                                        Title:


                                        MELLON BANK, N.A., as
                                        Co-Agent and a Lender

                                        By: /s/
                                           ---------------------------
                                        Title:

                                        FIRST UNION NATIONAL BANK

                                        By: /s/
                                           -------------------------
                                        Title:


                                        SUNTRUST BANK, ATLANTA

                                        By: /s/
                                           -------------------------
                                        Title:

                                        By: /s/
                                           -------------------------
                                        Title:


                                        NATIONAL CITY BANK OF PENNSYLVANIA

                                        By: /s/
                                           -------------------------
                                        Title:


                                        THE BANK OF NOVA SCOTIA

                                        By: /s/
                                           ------------------------
                                        Title:


                                        BAYERISCHE HYPO-UND VEREINSBANK AG,
                                        NEW YORK BRANCH

                                        By: /s/
                                           ------------------------
                                        Title:

                                        By: /s/
                                           ------------------------
                                        Title:

                                                                         Annex I


                                 Pricing Grid
                                 ------------


     --------------------------------------------------------------------
        Consolidated                  Applicable           Commitment
       Leverage Ratio                   Margin              Fee Rate
       --------------                   ------              --------
     --------------------------------------------------------------------
         Greater than 3.50 to 1.00       2.00%                .40%
     --------------------------------------------------------------------
         Greater than 3.00 to 1.00       1.50%                .30%
     but Less than or equal
     to 3.50 to 1.00
     --------------------------------------------------------------------
         Greater than 2.50 to 1.00       1.00%                .20%
     but Less than or equal
     to 3.00 to 1.00
     --------------------------------------------------------------------
         Greater than 1.75 to 1.00        .75%                .15%
     but Less than or equal
     to 2.50 to 1.00
     --------------------------------------------------------------------

         Greater than 1.50 to 1.00        .625%               .125%
     but Less than or equal
     to 1.75 to 1.00
     --------------------------------------------------------------------
         Less than or equal
     to 1.50 to 1.00                      .50%                .125%

     --------------------------------------------------------------------